Exhibit 10.46

                               Security Agreement

                         ($4,500,000 Principal Amount of
                      Secured Convertible Promissory Notes)


         This Security Agreement (the "Security Agreement") is made as of September 1, 2002, by and between SCHIMATIC Cash Transactions Network.com, Inc., a Florida corporation, IC One, Inc., a Delaware corporation, Smart Chip Technologies, L.L.C., a Utah limited liability company (collectively, "Grantor"), and the several Secured Parties identified on the counterpart signature pages hereto, as summarized thereon (each a "Secured Party" and together, "Secured Parties").

         THE PARTIES HERETO AGREE AS FOLLOWS:

         For and in consideration of the mutual premises and covenants set forth herein, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows.

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of the outstanding principal balance and all accrued and unpaid interest on those certain Secured Convertible Promissory Notes (the "Notes") in the aggregate principal balance of not to exceed $4,500,000 issued in a series ("Series") to Secured Parties, including any extensions, modification, or renewals thereof, Grantor hereby grants a security interest and mortgage to Secured Parties, as security, in and to Grantor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

                  (a) any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                  (b) any and all trade secrets and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

                  (d) all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (f) any and all internet domain names owned or reserved by the Company or its affiliates;

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                  (g) any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) all licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (i) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (j) all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Security Agreement.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Collateral, except for licenses granted by Grantor to its customers in the ordinary course of business.

                  (b) Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Grantor is a party or by which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licenser's or other party's consent and this Security Agreement constitutes an assignment.

                  (c) During the term of this Security Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for nonexclusive licenses granted by Grantor in the ordinary course of business or as set forth in this Security Agreement.

                  (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party.

                  (e) Grantor shall promptly advise Secured Parties of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Copyright, Trademark, or Patent not specified in this Security Agreement.

                  (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Trademarks and Patents;
         (ii) use its best efforts to detect infringements of the Copyrights, Trademarks, and Patents and promptly advise Secured Parties in writing to material infringements detected; and (iii) not allow any Copyrights, Trademarks, or Patents to be abandoned, forfeited or dedicated to the public without the written consent of Secured Parties, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

                  (g) Grantor shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable,

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         those intellectual property rights listed on Exhibits A, B and C hereto within 30 days of the date of this Security Agreement. Grantor shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C). Grantor shall, from time to time, execute and file such other instruments and take such further actions as Secured Parties may reasonably request from time to time to perfect or continue the perfection of Secured Parties interest in the Collateral.

                  (h) This Security Agreement creates, and in the case of after acquired Collateral, this Security Agreement will create at the time Grantor first has rights in such after acquired Collateral, in favor of Secured Parties, a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below.

                  (i) To its knowledge, except for and upon the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Grantor in the United States; or (ii) for the perfection in the United States or the exercise by Secured Parties of its rights and remedies hereunder.

                  (j) All information heretofore, herein or hereafter supplied to Secured Parties by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Parties prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts if Grantor is required, in its commercially reasonable judgment, to accept such provisions.

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Parties in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral, or the rights and remedies of Secured Parties in relation thereto, including the levy of any legal process against any of the Collateral.

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         4. Secured Parties Rights. Secured Parties shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Security Agreement to take, but which Grantor fails to take, after 15 days' notice to Grantor. Grantor shall reimburse and indemnify Secured Parties for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Secured Parties and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto.

         6. Further Assurances; Attorney-in-Fact.

                  (a) On a continuing basis, Grantor will make, execute, acknowledge, deliver, file and record, in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Parties, to perfect Secured Parties security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to Secured Parties the grant or perfection of a security interest in all Collateral.

                  (b) Grantor hereby irrevocably appoints Secured Parties as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Parties discretion, to take any action and to execute any instrument that Secured Parties may deem necessary or advisable to accomplish the purposes of this Security Agreement, including (i) to modify, in its sole discretion, this Security Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law, and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Secured Parties or a third party to the extent permitted under the California Uniform Commercial Code.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Security Agreement.

                  (a) an Event of Default occurs under the Investment Documents; or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this Security Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within 10 days of the occurrence of such breach.

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

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Secured Parties shall have the right to exercise all the remedies of a secured party under the Utah Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Secured Parties have a security interest and to make it available to Secured Parties at a place designated by Secured Parties. Secured Parties shall have nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Parties to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Parties in connection with the exercise of any of Secured Parties rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Parties rights and remedies with respect to the Collateral shall be cumulative.

         9. Limitation on Suits. No individual Secured Party shall have any right to institute any proceedings, judicial or otherwise, with respect to this Security Agreement, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless such holder has previously given written notice to the Company of a continuing event of default as provided above; it being understood and intended that no one or more Secured Parties shall have any right in any manner whatever by virtue of or by availing of any provisions of this Security Agreement to effect, disturb or prejudice the right of any other Secured Parties, or to obtain or to seek to obtain priority or preference over any other Secured Parties, or to enforce any right under this Security Agreement, except in the manner herein provided and for the equal and ratable benefit of all Secured Parties.

         10. Acts of Secured Parties. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Security Agreement to be given or taken by the Secured Parties may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Secured Parties in person, or by their agent or attorney-in-fact duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein. Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the "act" of the Secured Parties signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Security Agreement if the fact and date of execution by any person of any such instrument or writing are verified by the affidavit of a witness of such execution. The request, demand, authorization, direction, notice, consent, waiver or other action by a Secured Party shall bind such Secured Party's successors and assigns.

         11. Notices to Secured Parties; Waiver. Where this Security Agreement provides for notice to Secured Parties of any event, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to each Secured Parties affected by such event, at his or her address as it appears in the records Note register maintained by the Company, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. The Company shall provide a copy of the Note register upon the written request of any holder of Notes in this Series. In any case, where notice to holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder shall affect the sufficiency of such notice with respect to holders of other Notes issued in this Series. Where the Security Agreement provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered and postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the Secured Parties in the manner for giving notices set forth herein), not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. Where this Security Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

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

         12. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Parties and its officers, employees and agent against:

                  (a) all obligations, demands, claims and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement, and

                  (b) all losses or expenses in any way suffered, incurred or paid by Secured Parties as a result of or in any way arising out of, following or consequential to transactions between Secured Parties and Grantor, whether under this Security Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Parties gross negligence or willful misconduct.

         13. Course of Dealing. No course of dealing, failure to exercise, or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         14. Attorneys' Fees. If any action relating to this Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         15. Amendments. This Security Agreement may be amended only by a written instrument signed by both parties hereto.

         16. Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

         17. Utah Law and Jurisdiction. This Security Agreement shall be governed by the laws of the state of Utah, without regard for choice of law provisions. Grantor and Secured Parties consent to the exclusive jurisdiction of any state or federal court located in Salt Lake County, Utah.

         IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first above written.

                                   GRANTOR:

                                   SCHIMATIC Cash Transactions Network.com, INC.


                                   By _________________________________________
                                      Bernard McHale, C.E.O. and Treasurer


                                   SMART CHIP TECHNOLOGIES, LLC


                                   By _________________________________________
                                      _________________________________, Manager

                                   IC ONE, INC.


                                   By __________________________________________
                                      _______________________________, President

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                               Security Agreement

                           Counterpart Signature Page


         The undersigned Secured Party hereby executes this counterpart signature page and joins in that certain SECURITY AGREEMENT entered into and effective as of the 1 day of September, 2002, between and among SCHIMATIC Cash Transactions Network.com, Inc., a Florida corporation, IC One, Inc., a Delaware corporation, Smart Chip Technologies, L.L.C., a Utah limited liability company, and the several Secured Parties as identified on the counterpart signature page thereto, and acknowledge that this counterpart signature page may be affixed with other counterpart signature pages of substantially like tenor executed by the other Secured Parties, parties to such Security Agreement, to constitute an original and which taken together shall be but a single instrument.


_______________________
(Signature)

David J. Simon
(Printed name)

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                                    EXHIBIT A

                                   Copyrights

All Corporate, Technical, and Marketing Documents in MS Word, WordPerfect, MS PowerPoint, MS Excel, Adobe Acrobat, Visio, MicroGrafix and HTML related to any Software or business practices including but not limited to:

1. All front-end, back-end, and supporting software related to the Kids Card program for cardholder loyalty and charity.

2. All e-llegiance software designed for smart chips or other portable devices and associated card acceptance devices

3.       All LoyaltyCentral software for loyalty transaction processing

4. All LoyaltyCentral.com portal software for program managers, cardholders and other entities to manage loyalty programs.

5. All business practices, history, or future projections of SCTN or any affiliated organizations.

                                    EXHIBIT B

                                     Patents

The Patents shall include all of Grantor's right, title and interest in and to the intellectual property, proprietary information, data, processes, inventions, trade secrets, know-how, formulas, designs, drawings, software, information, performance data, algorithms, models and system architectures used or useful in or related to a method and system for allocating and redeeming incentive credits between a portable device and a base device, including any of the foregoing as is or has been embodied in, or is or has been used or is useable in connection with, the development, acquisition, planning, design, manufacture, delivery or operation of any system, program or method for the systematic processing of loyalty or that has been embodied in, or is or has been used or is useable in connection with, the performance of any contract or agreement relating thereto, including any and all physical, electronic or other embodiments thereof, specifically excluding and subject to rights to any subject matter claimed in or covered by United States Patent No. 5,806,045, dated September 8, 1998, and entitled "Method and System for Allocating and Redeeming Incentive Credits between a Portable Device and a Base Device," including all continuation and divisional applications having claims connected thereto, including all patents issuing therefrom in the United States and in other countries, including all reissues and reexaminations thereof, which patents and applications therefore have not lapsed or become abandoned or have not been held invalid by court or tribunal with no further right of appeal available or taken, and all future enhancements, research, modifications and developments that find a basis in or connected with any of the foregoing.

US Patent No. 5,806,045 issued in September 1998
Australian Patent No. 703349 issued in October 1999
Mexican Patent No. 96/03161 issued in November 2000
Patent Pending in Canada - Application Number  2182596
Patent Pending in Japan - Application Number  7-520773

On-Card Database file structure patent pending in US - Application Number 60/302,792

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                                    EXHIBIT C


                          Trademarks and Service Marks

E-LLEGIANCETM
LOYALTYCENTRALTM
LOYALTYCENTRAL.COMTM
SMARTBANKTM
SMART BANKTM
SMART BUCKSTM
IC KIDS CARDTM
IC ONETM
IC ONE TRAVELTM
EDUCENTSTM
CARDONETM
IC BUCKSTM
IC SMARTTM
IC SMART BANKTM
IC SMART MALLTM
IC SMARTCOMMTM
IGWTTM